UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 10, 2013

ConAgra Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

On ConAgra Drive Omaha, NE	68102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 240-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 10, 2013, ConAgra Foods, Inc. (“ConAgra Foods”) issued a press release (the “Exchange Offers Press Release”) announcing that it is amending its previously announced exchange offers and consent solicitations with respect to (i) any and all 4.950% Notes due August 15, 2020 (the “Existing Ralcorp 2020 Notes”) issued by Ralcorp Holdings, Inc. (“Ralcorp”) for up to an aggregate principal amount of $300.0 million of new 4.950% Notes due August 15, 2020 (the “New ConAgra Foods 2020 Notes”) issued by ConAgra Foods and (ii) any and all 6.625% Notes due August 15, 2039 (the “Existing Ralcorp 2039 Notes”) issued by Ralcorp for up to an aggregate principal amount of $450.0 million of new 6.625% Notes due August 15, 2039 (the “New ConAgra Foods 2039 Notes”) issued by ConAgra Foods. The amendments increase the cash portion of the Total Exchange Consideration (as defined in the Exchange Offers Press Release) from $2.50 to $5.00, with respect to the Existing Ralcorp 2020 Notes, and from $2.50 to $7.50, with respect to the Existing Ralcorp 2039 Notes. The New ConAgra Foods 2020 Notes and New ConAgra Foods 2039 Notes are referred to herein collectively as the “New ConAgra Foods Notes.”

Also on January 10, 2013, ConAgra Foods issued a press release (the “Tender Offers Press Release”) announcing that it was amending its previously announced tender offers and consent solicitations with respect to the (i) Floating Rate Notes due August 15, 2018 (the “Floating Rate Notes”) issued by Ralcorp, (ii) 7.29% Notes due August 15, 2018 (the “2018 Notes”) issued by Ralcorp and (iii) 7.39% Notes due August 15, 2020 (together with the Floating Rate Notes and the 2018 Notes, the “Notes”) issued by Ralcorp as follows:

(1)	extend the Early Tender Date (as defined in the Tender Offers Press Release) from 5:00 p.m., New York City time, on January 14, 2013, to 5:00 p.m., New York City time, on January 29, 2013, unless otherwise extended;

(2)	amend the Pricing Date (as defined in the Tender Offers Press Release) to the tenth business day prior to the Expiration Date (as defined in the Tender Offers Press Release);

(3)	allow tenders of the Notes to be withdrawn at any time prior to the Expiration Date; and

(4)	provide that ConAgra Foods is no longer soliciting consents to any of the Proposed Amendments (as defined in the Tender Offers Press Release).

Copies of the Exchange Offers Press Release and the Tender Offers Press Release are filed as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The New ConAgra Foods Notes have not been and will not be registered under the Securities Act of 1933 or any state securities laws. Therefore, the New ConAgra Foods Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and any applicable state securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Exchange Offers Press Release, issued January 10, 2013

99.2	Tender Offers Press Release, issued January 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.

Date: January 10, 2013	By:	/s/ Colleen Batcheler
		Name:	Colleen Batcheler
		Title:	Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description

99.1	Exchange Offers Press Release, issued January 10, 2013

99.2	Tender Offers Press Release, issued January 10, 2013